EXHIBIT 10.42

CHANGE IN TERMS AGREEMENT

Principal $918,529.76	Loan Date 11-20-2000	Maturity 10-15-2013	Loan No. 0000000075	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $918,529.76	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 10, 2000 in the original principal amount of $918,529.76 with a current principal balance of $497,740.14.

DESCRIPTION OF COLLATERAL. Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note is modified as follows:

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule: 60 monthly consecutive principal and interest payments in the initial amount of $4,576.74 each, beginning October 30, 2006, with interest calculated on the unpaid principal balances at an interest rate based on the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (currently 4.660%), plus a margin of 2.600 percentage points, resulting in an initial interest rate of 7.260%; 24 monthly consecutive principal and interest payments in the initial amount of $4,576.74 each, beginning October 30, 2011, with interest calculated on the unpaid principal balances at an interest rate based on the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (currently 4.660%), plus a margin of 2.600 percentage points, resulting in an initial interest rate of 7.260%; and one principal and interest payment of $332,301.91 on October 15, 2013, with interest calculated an the unpaid principal balances at an interest rate based on the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (currently 4.660%), plus a margin of 2.600 percentage points, resulting in an initial interest rate of 7.260%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request, The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4,660% per annum. The interest rate or rates to be applied to the unpaid principal balance of this Note will be the rate or rates set forth herein in the

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CHANGE IN TERMS AGREEMENT
Loan No: 0000000075	(Continued)	Page 2

“Payment” section. Notwithstanding any other provision of this Note, after the payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

3.    RELEASE OF BORROWER. Bowfin Outdoor Advertising & Travel Centers Incorporated is hereby released as a Borrower of the above described Existing Indebtedness under the Promissory Note dated November 10, 2000 between Bowfin Travel Centers, Inc. and Bowlin Outdoor Advertising Travel Centers Incorporated and First Security Bank of New Mexico, N.A. As a result, such party is released from all contractual duties, obligations and liability that they may have had as Borrower.

ACKNOWLEDGEMENT BY REMAINING BORROWERS. The undersigned Borrowers hereby acknowledge the release of BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED as a Borrower of the loan as set forth herein, and ratify and confirm said modified terms and conditions and agree that their obligation as Borrower under the loan remains in full force and effect.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $541,398.42	Loan Date 11-20-2000	Maturity 10-15-2013	Loan No. 0000000083	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $541,398.42	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated November 10, 2000 in the original principal amount of $541,398.42 with a current balance of $299,299.79.

DESCRIPTION OF COLLATERAL. Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note has been deleted in its entirety and the paragraph below is substituted in lieu thereof:

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule: 84 monthly consecutive principal and interest payments in the initial amount of $2,752.07 each, beginning October 30, 2006, with interest calculated on the unpaid principal balances at an interest rate based on the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (currently 4.660%), plus a margin of 2.600 percentage points, resulting in an initial rate of 7.260%; and one principal and interest payment of $199,819.26 on October 15, 2013, with interest calculated on the unpaid principal balances at an interest rate based on the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (currently 4.660%), plus a margin of 2.600 percentage points, resulting in an initial interest rate of 7.260%. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The index currently is 4.660% per annum. The

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CHANGE IN TERMS AGREEMENT
Loan No: 0000000083	(Continued)	Page 2

interest rate or rates to be applied to the unpaid principal balance of this Note will be the rate or rates set forth herein in the “Payment” section. Notwithstanding any other provision of this Note, after the first payment stream, the interest rate for each subsequent payment stream will be effective as of the last payment date of the just-ending payment stream. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

RELEASE OF BORROWER. BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED is hereby released as a Borrower of the above described Existing Indebtedness under the Promissory Note dated November 10, 2000 between BOWLIN TRAVEL CENTERS, INC., BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED and FIRST SECURITY BANK. As a result, such party is released from all contractual duties, obligations and liability that they may have had as Borrower.

ACKNOWLEDGEMENT BY REMAINING BORROWERS. The undersigned Borrowers hereby acknowledge the release of BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED as a Borrower of the loan as set forth herein, and ratify and confirm said modified terms and conditions and agree that their obligation as Borrower under the loan remains in full force and effect.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $705,339.36	Loan Date 11-20-2000	Maturity 09-30-2014	Loan No. 0000000117	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $705,339.36	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.   Promissory Note dated November 10, 2000 in the original principal amount of $705,339.36, current principal balance of $418,015.95.

DESCRIPTION OF COLLATERAL.  Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note is modified as follows:

PAYMENT.  Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 95 regular payments of $3,843.67 each and one irregular last payment estimated at $255,546.00. Borrower’s first payment is due October 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on September 30, 2014, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is modified as follows:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.660% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be the rate of 2.600 percentage points over the Index, resulting in an initial rate of 7.260% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

3.    RELEASE OF BORROWER. Bowlin Outdoor Advertising & Travel Centers Incorporated is hereby released as a Borrower of the above described Existing Indebtedness under the Promissory Note dated November 10, 2000 between Bowlin Travel Centers, Inc. and Bowlin Outdoor Advertising Travel Centers Incorporated and First Security Bank of New Mexico, N.A. As a result, such party is released from all contractual duties, obligations and liability that they may have had as Borrower.

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CHANGE IN TERMS AGREEMENT
Loan No: 0000000117	(Continued)	Page 2

4.    ACKNOWLEDGEMENT BY REMAINING BORROWERS. The undersigned Borrowers hereby acknowledge the release of BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED as a Borrower of the loan as set forth herein, and ratify and confirm said modified terms and conditions and agree that their obligation as Borrower under the loan remains in full force and effect.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $2,527,184.93	Loan Date 11-20-2000	Maturity 09-30-2008	Loan No. 0000000125	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $2,527,184.93	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated November 10, 2000 in the original principal amount of $2,527,184.93 with the current principal balance of $629,374.62.

DESCRIPTION OF COLLATERAL.  Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    Modification of Interest Rate. The payment of interest as described in the Promissory Note has been modified as follows: interest shall accrue at a rate of 7.260% per annum on the unpaid principal balance.

2.    The heading captioned“PAYMENT” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

PAYMENT. Borrower will pay this loan in 23 regular payments of $5,787.12 each and one irregular last payment estimated at $585,765.30. Borrower’s first payment is due October 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on September 30, 2008, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

3.    RELEASE OF BORROWER. BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED is hereby released as a Borrower of the above described Existing Indebtedness under the Promissory Note dated November 10, 2000 between BOWLIN TRAVEL CENTERS, INC., BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED and FIRST SECURITY BANK. As a result, such party is released from all contractual duties, obligations and liability that they may have had as Borrower.

ACKNOWLEDGEMENT BY REMAINING BORROWERS. The undersigned Borrowers hereby acknowledge the release of BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED as a Borrower of the loan as set forth herein, and ratify and confirm said modified terms and conditions and agree that their obligation as Borrower under the loan remains in full force and effect.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligations), remain unchanged and in full force and effect. Consent by Lender

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CHANGE IN TERMS AGREEMENT
Loan No: 0000000125	(Continued)	Page 2

to this Agreement does not waive Lender’s right to strict performance of the obligations as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). it is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation{s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, President of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $750,000.00	Loan Date 01-14-2004	Maturity 01-31-2011	Loan No. 0000000166	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $750,000.00	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated January 14, 2004 in the original principal amount of $750,000.00 with the current principal balance of $520,904.87.

DESCRIPTION OF COLLATERAL.  Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 51 regular payments of $4,789.74 each and one irregular last payment estimated at $428,726.84. Borrower’s first payment is due October 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on January 31, 2011, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.660% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be the rate of 2.600 percentage points over the Index, resulting in an initial rate of 7.260% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, IB) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

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CHANGE IN TERMS AGREEMENT
Loan No: 0000000166	(Continued)	Page 2

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless Lender expressly releases a party in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $2,175,000.00	Loan Date 04-26-2004	Maturity 02-28-2015	Loan No. 0000000190	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $2,175,000.00	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated April 26, 2004 in the original principal amount of $2,175,000.00 with a current principal balance of $2,108,739.01.

DESCRIPTION OF COLLATERAL.  Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note is modified as follows:

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 100 regular payments of $19,389.93 each and one irregular last payment estimated at $1,230,145.58. Borrower’s first payment is due October 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on February 28, 2015, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.660% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be the rate of 2.600 percentage points over the Index, resulting in an initial rate of 7.260% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the

CONTINUED ON NEXT PAGE

CHANGE IN TERMS AGREEMENT
Loan No: 0000000190	(Continued)	Page 2

intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.

CHANGE IN TERMS AGREEMENT

Principal $500,000.00	Loan Date 12-07-2004	Maturity 11-30-2014	Loan No. 0000000216	Call / Coll	Account 1000139549	Officer	Initials
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BOWLIN TRAVEL CENTERS, INC. 150 LOUISIANA BOULEVARD NE ALBUQUERQUE, NM 87108	Lender:	BANK OF THE WEST Albuquerque, BBC #223 500 Marquette, 14th Floor Albuquerque, NM 87102 (888) 457-2692

Principal Amount: $500,000.00	Date of Agreement: September 29, 2006

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note dated December 7, 2004 in the original principal amount of $500,000.00 with the current principal balance of $487,750.87.

DESCRIPTION OF COLLATERAL.  Deed of Trust dated April 26, 2004; Assignment of Rents dated April 26, 2004; Mortgage dated December 7, 2004; Assignment of Rents dated December 7, 2004; Mortgage dated April 26, 2004; Assignment of Rents dated April 26, 2004; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Line of Credit Mortgage dated November 10, 2000; Deed of Trust dated November 10, 2000; Deed of Trust dated November 10, 2000.

DESCRIPTION OF CHANGE IN TERMS.

1.    The heading captioned “PAYMENT” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

PAYMENT. Subject to any payment changes resulting from changes in the index. Borrower will pay this loan in 97 regular payments of $4,484.89 each and one irregular last payment estimated at $292,802.58. Borrower’s first payment is due October 30, 2006, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment will be due on November 30, 2014, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

2.    The heading captioned “VARIABLE INTEREST RATE” of the Promissory Note is deleted in its entirety and the paragraph below is substituted in lieu thereof:

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the weekly average yield on the United States Treasury securities adjusted to a constant maturity of five years (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each five years. The interest rate may change on the five year anniversary date of this Change in Terms Agreement and every five years in the same month thereafter. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.660% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be the rate of 2.600 percentage points over the Index, resulting in an initial rate of 7.260% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by it original final maturity date, (B} increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

CONTINUED ON NEXT PAGE

CHANGE IN TERMS AGREEMENT
Loan No: 0000000166	(Continued)	Page 2

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not he released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement of otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

BOWLIN TRAVEL CENTERS, INC.

By:	/s/ Michael L. Bowlin

MICHAEL L. BOWLIN, PRESIDENT of BOWLIN TRAVEL CENTERS, INC.